                                  SCHEDULE 14A

                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Under to Rule 14a-12

                                         SCREAMINGMEDIA INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                              SCREAMINGMEDIA INC.
                        601 WEST 26TH STREET, 13TH FLOOR
                            NEW YORK, NEW YORK 10001

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 11, 2002
                            ------------------------

    NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the "Annual Meeting") of ScreamingMedia Inc. (the "Company") will be held on Tuesday June 11, 2002 at 9:30 a.m. at 601 West 26th Street, 13th Floor, New York, NY 10001 for the following purposes:

    1. To elect three Class II directors of the Company to serve until the 2005 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

    2.  To approve the Company's amendments to the 2000 Equity Incentive Plan;

    3. To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 2002; and

    4. To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

    Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned or to which the Annual Meeting may be postponed.

    The Board of Directors has fixed the close of business on April 16, 2002 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Company's common stock, $.01 par value per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

    You are requested to fill in and sign the enclosed form of proxy, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          FRANCIS SHEEHAN
                                          SECRETARY

New York, New York
April 30, 2002

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                              SCREAMINGMEDIA INC.
                        601 WEST 26TH STREET, 13TH FLOOR
                            NEW YORK, NEW YORK 10001

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                    FOR 2002 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 11, 2002

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of ScreamingMedia Inc. (the "Company") for use at the 2002 Annual Meeting of Stockholders of the Company to be held on June 11, 2002 and at any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to vote upon (1) the election of three Class II directors of the Company, (2) to approve the Company's amendments to the 2000 Equity Incentive Plan, (3) to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 2002, and (4) to act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

    This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about May 8, 2002. The Board of Directors has fixed the close of business on April 16, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 42,451,727 shares of Common Stock outstanding, respectively, and entitled to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them on the Record Date.

    The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of the holders of a plurality of the shares of Common Stock cast on the matter at the Annual Meeting (assuming a quorum is present) is required for the election of Class II directors, and the affirmative vote of the Holders of a majority of the shares of Common Stock cast on the matter at the Annual Meeting (assuming a quorum is present) is required for each of the approval of the Company's amendments to the 2000 Equity Incentive Plan, the ratification of the Company's auditors, and the approval of any other matters properly presented at the Annual Meeting for stockholder approval. Under Delaware law, abstentions and broker "non-votes", or proxies from brokers or nominees indicating that such person has not received instructions from the beneficial owner or other person entitled to vote such shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power, will not be counted as votes cast and will have no effect on the results of the votes.

    STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING AS DIRECTED ON THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED AND NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE NOMINEES FOR CLASS II DIRECTORS OF THE COMPANY NAMED IN THIS PROXY STATEMENT, FOR THE APPROVAL OF THE COMPANY'S AMENDMENTS TO THE 2000 EQUITY INCENTIVE PLAN, AND FOR RATIFICATION OF THE BOARD OF DIRECTORS' SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2002. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THE PROXY

STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

    A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date, or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

    The Company's 2001 Annual Report, including financial statements for the fiscal year ended December 31, 2001, accompanies the proxy solicitation materials. The Annual Report, however, is not part of the proxy solicitation material. Also accompanying the proxy solicitation materials is a copy of our Annual Report on FORM 10-K, including the financial statements and the financial statement schedules required to be filed with the 10-K by the Securities & Exchange Commission ("SEC"). The Form 10-K, however, is also not part of the proxy solicitation materials.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The Board of Directors of the Company currently consists of eight members and is divided into three classes, Class I, Class II and Class III, with the directors in each class serving for a term of three years and until their successors are duly elected and qualified. The term of one class expires at each annual meeting of stockholders.

    At the Annual Meeting, three directors will be elected to serve until the 2005 Annual Meeting and until their successors are duly elected and qualified. The Board of Directors has nominated Alan Ellman, John Sculley, and Kevin O'Connor to serve as Class II directors (the "Nominees"). Each of the Nominees is currently serving as a Class II director of the Company. The Board of Directors anticipates that each of the Nominees will serve, if elected, as a director. However, if any person nominated by the Board of Directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

    Jay Chiat served as Chairman Emeritus and a director of the Company until he passed away on April 23, 2002. It is currently anticipated that the Board will elect a third Class III director to fill such vacany upon the location of a suitable candidate.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES.

INFORMATION REGARDING NOMINEES AND DIRECTORS

    The following table and biographical descriptions set forth certain information with respect to the three Nominees for election as Class II directors at the Annual Meeting, the continuing directors whose terms expire at the annual meetings of stockholders in 2003 and 2004 and the executive officers who are not directors, based upon information furnished to the Company by each director and executive officer.

                                                                             AMOUNT AND NATURE
                                                                               OF BENEFICIAL
                                                                  DIRECTOR     OWNERSHIP OF      PERCENT OF
NAME                                                     AGE       SINCE      COMMON STOCK(1)     CLASS(2)
----                                                   --------   --------   -----------------   ----------
CLASS II NOMINEES FOR ELECTION AT 2002 ANNUAL MEETING
  (TERM EXPIRES IN 2005)
Alan Ellman..........................................     39        1993         3,154,922           7.4%
Kevin O'Connor.......................................     41        2000           104,921             *
John Sculley(3)......................................     63        2002            30,000             *

                                                                             AMOUNT AND NATURE
                                                                               OF BENEFICIAL
                                                                  DIRECTOR     OWNERSHIP OF      PERCENT OF
NAME                                                     AGE       SINCE      COMMON STOCK(1)     CLASS(2)
----                                                   --------   --------   -----------------   ----------
CLASS III CONTINUING DIRECTORS
  (TERM EXPIRES IN 2003)
Kevin Clark(4).......................................     41        1998         1,743,611           4.0%
David Hodgson(5).....................................     44        2000         7,195,448          16.9%

CLASS I CONTINUING DIRECTORS
  (TERM EXPIRES IN 2004)
Michael H. Jordan....................................     65        2001            30,000             *
James D. Robinson III(6).............................     66        1997         2,879,511           6.8%
Kirk Loevner(7)......................................     42        2002           217,500             *

------------------------

*   Less than one percent.

(1) All information has been determined as of March 31, 2002. For purposes of this table a person is deemed to have "beneficial ownership" of the number of shares of Common Stock that a person has the right to acquire pursuant to the exercise of stock options exercisable within 60 days.

(2) For purposes of computing the percentage of outstanding shares of Common Stock held by each person, any shares of Common Stock which such person has the right to acquire pursuant to the exercise of a stock option exercisable within 60 days is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percent ownership of any other person.

(3) John Sculley was appointed as a director on February 4, 2002 to replace Patrick McNeela who resigned from the Board on February 4, 2002.

(4) Includes options to purchase 1,367,673 shares of Common Stock.

(5) Consists of 5,835,624 shares of Common Stock owned by General Atlantic Partners 69, L.P. ("GAP 69"), 449,403 shares of Common Stock owned by GapStar, LLC ("GapStar") and 905,421 shares of Common Stock owned by GAP Coinvestment Partners II, L.P. ("GAPCO II"). Mr. Hodgson is a managing member of General Atlantic Partners, LLC ("GAP LLC") and a general partner of GAPCO II. GAP LLC is the general partner of GAP 69 and the managing member of GapStar. The managing members of GAP are also the general partners of GAPCO II. GAP 69, GapStar, GAPCO II (collectively "General Atlantic") are a "group" as defined in Rule 13d-5 of the Securities Exchange Act of 1934, as amended. Mr. Hodgson disclaims beneficial ownership of all of such securities except to the extent of his pecuniary interest therein.
    Mr. Hodgson owns 5,000 shares of Common Stock directly.

(6) Includes 32,364 shares owned by Mr. Robinson's wife, Linda Robinson.
    Mr. Robinson disclaims beneficial ownership of these shares. This number also includes 497,459 shares of Common Stock held by RRE Ventures II L.P. and 87,022 shares of Common Stock held by RRE Ventures Fund II, L.P.
    Mr. Robinson is a member of RRE Ventures GP II, LLC, which indirectly exercises exclusive control over RRE Ventures II, L.P. and RRE Ventures Fund II, L.P. Mr. Robinson disclaims beneficial ownership of the shares held by RRE Ventures II, L.P. and RRE Ventures Fund II, L.P.

(7) Kirk M. Loevner was appointed as a director on January 10, 2002 to fill the vacancy created by the resignation of William P. Kelly, whose resignation from the Board was accepted on April 3, 2001.

CLASS II NOMINEES FOR ELECTION AT 2002 ANNUAL MEETING--TERM EXPIRES IN 2005

    ALAN ELLMAN founded the company and has served as a director since 1993. Mr. Ellman has served as Vice-Chairman of the board since June 2001. Mr. Ellman served as president from 1995 until

June 2001 and served as chief operating officer from February 2000 until June 2000. Mr. Ellman is Chairman and President of Cast Iron Partners, LLC, an incubator company for early-stage New York City technology companies. From 1990 to 1993, Mr. Ellman was the director of finance at ABC Radio Networks in New York, where his responsibilities included managing domestic and international financial and accounting operations.

    JOHN SCULLEY has served as a director since February 2002. Mr. Sculley is a partner in Sculley Brothers LLC, a private investment firm founded in 1995. Prior to forming Sculley Brothers, Mr. Sculley was CEO of Apple Computer from 1983 until 1993. Mr. Sculley was President and CEO of Pepsi for five years prior to joining Apple and held marketing and management positions in Pepsi for 16 years. Mr. Sculley also is a director for Hotwire, InPhonic, MetroPCS and PeoplePC.

    KEVIN O'CONNOR has served as a director since October 2000. O'Connor is the co-founder & chairman of DoubleClick Inc, an Internet advertising company. He is charged with overseeing the strategic direction and overall vision of that company. Mr. O'Connor has more than 16 years experience in business and consumer software product development, specifically in start-up software technology for both the Internet and publishing markets. In 1995, Mr. O'Connor co-founded the Internet Advertising Network. In 1995, Mr. O'Connor also helped fund and build ISS Group, an Internet security software company. In addition Mr. O'Connor co-founded ICC, a software company, which created numerous communication products to address PC connectivity. In 1992, ICC was acquired by DCA (now Attachmate). From 1992 to 1995, Mr. O'Connor served various roles at DCA including chief technology officer and vice president of research. Mr. O'Connor also is a director of 1800Flowers.com.

CLASS III CONTINUING DIRECTORS--TERM EXPIRES IN 2003

    KEVIN CLARK has served as Chairman of our board since May 2001 and as a director since November 1998. Between November 1999 and January 2002, he also served as our chief executive officer. From August 1998 until November 1999, Mr. Clark pursued Internet investment activities as chairman and chief executive officer of KMC Holdings LLC. Mr. Clark served as vice chairman of Modem Media Poppe Tyson from May 1998 to August 1998. From May 1997 to May 1998, Mr. Clark served as chairman and chief executive officer of Poppe Tyson, a global digital marketing business. From March 1996 to May 1997, he served as a director of and advisor to Poppe Tyson. Mr. Clark founded Cross Country Staffing in 1986, and was chairman and chief executive officer from 1986 through 1994 and chairman from June 1994 through March 1996. Mr. Clark serves as a director of Interactive Video Technologies, Healthmarket.com, and Primary Knowledge, Inc. and he also serves as an advisor to the board of Ecommerce Solutions, LLC.

    DAVID HODGSON has served as a director since July 2000. Mr. Hodgson is a managing member of General Atlantic Partners, LLC, a private equity investment firm. He has been with General Atlantic, LLC or its predecessors since 1982. Mr. Hodgson is also a director of S1 Corporation, a provider of Internet-based software and infrastructure for financial institutions, Atlantic Data Services, Inc., a provider of computer services to the banking industry, ProBusiness, Inc., a provider of outsourced employee administrative services, and several private information technology companies.

CLASS I CONTINUING DIRECTORS--TERM EXPIRES IN 2004

    JAMES D. ROBINSON III has served as a director since April 1997. He is co-founder and General Partner of RRE Ventures II, LLC, a private information technology venture investment firm and its affiliates, and since 1996, he has been chairman of Violy, Byorum & Partners Holdings. Mr. Robinson served as chairman and chief executive officer of American Express Company from 1977 to 1993. Mr. Robinson is a director of The Coca-Cola Company, Bristol-Myers Squibb Company, First Data Corporation, Novell, Inc. (formerly Cambridge Technology Partners), Sunbeam Corporation and Claxson Interactive Group, Inc. He is a limited partner and advisor to International Equity Partners and serves on the boards of NetVendor Systems, Inc., Returns Online, Inc., Ibero-American Media Partners and Qpass, Inc., all private companies.
Mr. Robinson is a member of the Business Council and the Council on Foreign Relations.

    MICHAEL H. JORDAN has served as a director since January 2001. Mr. Jordan serves as the chairman of EOriginal Inc., an electronic commerce company that provides secure Electronic Original-TM- documents, a legal alternative to blue-ink signed original paper documents. Mr. Jordan is a member and former chairman of the U.S.-Japan Business Council, an organization for improved business and economic relations between the two countries; chairman of The College Fund/UNCF; and chairman of the Policy Board of the Americans for the Arts. He also serves on the boards of Aetna Inc., Dell Computer Corporation, WPP Group plc and i2 Technologies, Inc. Mr. Jordan retired as chairman and chief executive officer of CBS Corporation (formerly Westinghouse Electric Corporation) on December 31, 1998. Before joining Westinghouse, Mr. Jordan was a partner with Clayton, Dubilier and Rice, a private investment firm based in New York City. Prior to that he spent 18 years with PepsiCo., his last position as chief executive officer of PepsiCo International. From 1964 to 1974, he was a consultant and principal with McKinsey & Company. Prior to that he served a four-year tour of duty with the U.S. Navy on the staff of Admiral Hyman Rickover.

    KIRK LOEVNER has served as our chief executive officer and a director since January 2002. He has held several senior management positions at Apple
Computer Inc. and Silicon Graphics including vice president and general manager of Applesoft, Apple's software products division, and vice president and general manager of Applications & Market Development at Silicon Graphics. In these functions, Mr. Loevner led the strategic product development and marketing efforts, expanding the companies into new markets and significantly increasing sales. After Silicon Graphics, he joined Internet Shopping Network as CEO where he pioneered the online auction business by launching First Auction, the first real-time auction site. In 1998, Mr. Loevner founded PublishOne Inc., a digital rights management company and formed successful partnerships with Adobe Systems and InterTrust Technologies. PublishOne was acquired by InterTrust Technologies in January 2001. Mr. Loevner has served on the board of the Software and Information Industry Association since 1992. He has also served on the boards of Aptimus Inc. and CompareNet Inc. He has a B.S.E. degree in Computer Science and Applied Mathematics from Tufts University and an MBA from the Harvard Business School.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    DAVID M. OBSTLER joined the Company in March 2000 as our chief financial officer. From September 1996 to July 1999, Mr. Obstler served as a vice president in the investment banking department at J.P. Morgan where he was responsible for advising companies in the telecommunications sector. From
June 1993 to September 1996, Mr. Obstler was an executive director in the equity capital markets department at Lehman Brothers. From September 1986 to June 1993, Mr. Obstler worked in the investment banking department at Goldman Sachs, most recently as a vice president. Mr. Obstler is 42 years old.

    A. LUAN COX joined the Company in August 2001 (in connection with our acquisition of Stockpoint, Inc.) as our Executive Vice President of Sales.
Ms. Cox served as Executive Vice President of Sales of Stockpoint from
November 1999 until August 2001. Ms. Cox joined Stockpoint in April 1998 as Director of Technology Sales and served as its Senior Vice President of Sales from July 1999 to October 1999. From April 1997 to April 1998, Ms. Cox was the Director of Business Development at Quote.com, an Internet financial services company. From April 1996 to April 1997, Ms. Cox served as Internet Director for 1-800-MUTUALS, Inc. a mutual fund company. From February 1995 to April 1996, she was an account manager for Independent Advantage Financial, an investment planning and insurance company. Prior to that time, she was a senior sales associate with Jefferson-Pilot Insurance Company. Ms. Cox is 31 years old.

    WILLIAM STAIB joined the Company in August 2001 (in connection with our acquisition of Stockpoint, Inc.) as our Executive Vice President of Technology and Products. Until our acquisition of Stockpoint, Mr. Staib served as a director of Stockpoint since May 1992 and as chief executive officer since December 1998. At Stockpoint Mr. Staib also served as Chief Technology Officer. In 1998, Mr. Staib was named as the "State of Iowa's Young Entrepreneur of the Year" by the U.S. Small Business Administration. In 1992, he was recognized for creating "One of the Six Most Outstanding Engineering Achievements in the United States" by the National Society of Professional Engineers. Mr. Staib is the inventor of one international and two U.S. patents and holds B.S. and M.S. degrees in electrical engineering from Stanford University. Mr. Staib is 32 years old.

    DAVID P. TAMBURRI has served as our executive vice president of operations since August 2001. From January 2001 until August 2001 he served as our senior vice president of product management and business development. From June 2000 until January 2001, he served as our senior vice president of U.S. sales. From May 1999 to May 2000, Mr. Tamburri served as our vice president of business development. Between January 1998 and May 1999, Mr. Tamburri attended Harvard Business School, graduating with an M.B.A. Mr. Tamburri was employed by B. Braun-McCaw Medical Inc. as a territory manager and sales trainer from May 1995 to December 1997. Mr. Tamburri is 31 years old.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities (collectively, "Section 16 reporting persons"), to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Section 16 reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and on written representations that no other reports were required, during the fiscal year ended December 31, 2001, the Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

    The Board met ten times during 2001. Each of the members of the Board attended at least 75% of the meetings of the Board and of the Board committees on which he served, except Kevin O'Connor who attended seven of the ten Board meetings, David Hodgson who attended three of the five audit committee meetings and James D. Robinson III who attended two of the three nominating committee meetings. The Board has three standing committees: the audit committee, the compensation committee and the nominating committee. During 2001, the audit committee met five times, the compensation committee met four times, and the nominating committee met three times.

    AUDIT COMMITTEE. On March 30, 2000, the Board adopted a new charter for the audit committee (the "Charter"). A copy of the Charter was attached to last year's Proxy Statement. The Charter contains the audit committee's mandate, membership requirements and duties and obligations. In accordance with the Charter, the audit committee reviews our internal accounting procedures and considers and reports to the Board with respect to other auditing and accounting matters, including the selection of our independent auditors, the scope of annual audits, fees to be paid to our independent auditors and the performance of our independent auditors. The audit committee consists of Messrs. Hodgson, Robinson and Sculley. Mr. Sculley was appointed to the audit committee on February 4, 2002 to replace Mr. McNeela who served on the audit committee during 2001. Each member of the audit committee is "independent" within the meaning of the NASD rules, and, as a result, has no relationship with the Company that may interfere with the exercise of his independence from the Company and the Company's management.

    COMPENSATION COMMITTEE. The compensation committee reviews and recommends to the Board the salaries, benefits and stock option grants for all employees, consultants, directors and other individuals compensated by us. The compensation committee also administers our stock option and other employee benefit plans. The compensation committee currently consists of Messrs. Robinson and O'Connor. Mr. O'Connor was appointed to such committee on October 30, 2001 to replace
Mr. McNeela in an effort to distribute committee assignments more evenly among Board members.

    NOMINATING COMMITTEE. The nominating committee considers candidates for nomination to the Board and makes recommendations to the Board based on such considerations. The nominating committee currently consists of Messrs. Hodgson, Jordan and Ellman. Messrs. Jordan and Ellman were appointed to such committee on October 30, 2001 to replace Messrs. McNeela and Robinson in an effort to distribute committee assignments more evenly among Board members.

    The by-laws of the Company prescribe an advance notice procedure with regard to the nomination, by a stockholder, of candidates for election as directors (the "Nomination Procedure"). The by-laws provide that stockholders seeking to nominate candidates for election as directors at an annual meeting of stockholders, must provide timely notice in writing. To be timely, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. However, in the event that the annual meeting is called for a date that is not within 30 days before or after that anniversary date, notice by the stockholder in order to be timely must be received not later than the close of business on the tenth day following the date on which notice of the date of the annual meeting was mailed to stockholders or made public, whichever first occurs. Our by-laws also specify requirements as to the form and content of a stockholder's notice. These provisions may preclude stockholders from making nominations for directors at an annual meeting of stockholders. Any such nomination should be mailed to: ScreamingMedia Inc., 601 West 26th Street, 13th Floor, New York, New York 10001: Attn: Francis Sheehan, Secretary.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    In 2001, the compensation committee consisted of Messrs. Chiat, Robinson and McNeela. On October 30, 2001 Kevin O'Connor was elected to replace Patrick McNeela as a member of the compensation committee. None of the present members of our compensation committee or Mr. McNeela served or serves as a member of the Board or compensation committee of any entity that has one or more executive officers serving as a member of our Board or compensation committee. From November 1998 to December 1999, Mr. Chiat served as our interim chief executive officer.

COMPENSATION OF DIRECTORS

    Our compensation committee comprises Messrs. Robinson and O'Connor.
Mr. Chiat, who passed away on April 23, 2002, served on the compensation committee until such date. We do not currently pay cash fees to our directors for attending Board or committee meetings, but we reimburse non-employee directors for their reasonable expenses incurred in connection with attending these meetings. In April 2002, the Board of Directors approved a plan to compensate any new non-employee members of the Board of Directors with an initial grant of 100,000 options to purchase shares of our common stock upon their nomination to the Board, at an exercise price equal to the fair market value of our common stock on the date of grant. John Sculley, who was appointed to the Board on February 4, 2002, was granted 100,000 stock options pursuant to such policy. Pursuant to the previous policy Messrs. Robinson, Hodgson and Chiat were granted 5,000 shares of the Company's common stock on June 12, 2001, the date of last year's annual shareholders meeting.

                         REPORT OF THE AUDIT COMMITTEE

    During the past year, the audit committee has, among other activities,
(i) reviewed and discussed with management the Company's audited annual financial statements for the fiscal year ended December 31, 2001 and interim quarterly results, (ii) discussed with Deloitte & Touche LLP, the Company's independent auditors, the matters required to be discussed by American Institute of Certified Public Accountants Auditing Standards Board on Auditing Standards No. 61 "Communications with Audit Committees", and (iii) considered the independence of Deloitte & Touche LLP, by having discussions with representatives of Deloitte & Touche LLP and received a letter from them including disclosures required by the Independence Standards Board Standard
No. 1 "Independence Discussions with Audit Committees". On the basis of the above, the audit committee has recommended to the Board that the Company's audited financial statements for the fiscal year ended December 31, 2001 be included in the Company's Annual Report on Form 10-K for the year ended
December 31, 2001.

The audit committee of the Board of Directors:
David Hodgson, Chairman
James D. Robinson III
John Sculley

                             EXECUTIVE COMPENSATION

    The following table sets forth information regarding the base compensation awarded for the past three fiscal years to our chief executive officer and each of the four next most highly compensated executive officers of the Company (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG TERM
                                                                                               COMPENSATION
                                                                ANNUAL COMPENSATION               SHARES
                                                       -------------------------------------    UNDERLYING
NAME AND PRINCIPAL POSITION                   YEAR     SALARY($)      OTHER($)      BONUSES     OPTIONS(#)
---------------------------                 --------   ---------      --------      --------   ------------
Kevin Clark...............................    2001     $300,000                     $     0        300,000
Chief Executive Officer(1)                    2000     $300,000                     $     0        238,095
                                              1999     $ 46,140(2)                  $     0      1,214,286

David Obstler.............................    2001     $232,692                     $50,000         90,000
Chief Financial Officer, Executive            2000     $180,000(3)                  $91,400        445,238
Vice President & Treasurer

David Tamburri............................    2001     $175,000                     $20,000         46,952
Executive Vice President of Operations        2000     $150,000                     $31,769         72,858
                                              1999     $ 55,400(4)                  $     0        161,903

A. Luan Cox(5)............................    2001     $ 56,250       $125,550(6)   $71,000        241,667
Executive Vice President of Sales

William Staib(7)..........................    2001     $ 75,000                     $58,047        241,667
Executive Vice President of Technology &
Products

------------------------

(1) Mr. Clark was the CEO of the Company until January 10, 2002 when Kirk Loevner was named CEO.

(2) Mr. Clark joined the Company on November 8, 1999.

(3) Mr. Obstler joined the Company on March 8, 2000.

(4) Mr. Tamburri joined the Company on May 17, 1999.

(5) Ms. Cox joined the Company in August 2001 as part of the Company's acquisition of Stockpoint, Inc. and her compensation is only reported for the period from August 2001 until December 31, 2001.

(6) This amount represents commissions paid to Ms. Cox for various sales.

(7) Mr. Staib joined the Company in August 2001 as part of the Company's acquisition of Stockpoint, Inc. and his compensation is only reported for the period from August 2001 until December 31, 2001.

OPTION GRANTS IN 2001

    The following table sets forth information concerning grants of stock options made during 2001 to each of the Named Executive Officers. Potential realizable value is presented net of the option exercise price, but before any federal or state income taxes associated with exercise, and is calculated assuming that the fair market value on the date of the grant appreciates at the indicated annual rates, compounded annually, for the term of the option. The 5% and 10% assumed rates of appreciation are mandated by the rules of the SEC and do not represent our estimate or projection of future increases in the price of our common stock. Actual gains will be dependent on the future performance of our common stock and the option holder's continued employment throughout the vesting period. Accordingly, the amounts reflected in the following table may not actually be achieved.

                                             PERCENTAGE
                                              OF TOTAL
                             NUMBER OF        OPTIONS                             POTENTIAL REALIZABLE VALUE
                             SECURITIES      GRANTED TO                             AT ASSUMED ANNUAL RATES
                             UNDERLYING      EMPLOYEES                            OF STOCK PRICE APPRECIATION
                              OPTIONS        IN FISCAL    EXERCISE                      FOR OPTION TERM
                              GRANTED           YEAR       PRICE     EXPIRATION   ---------------------------
NAME                            (#)             (%)        ($/SH)       DATE          5%              10%
----                         ----------      ----------   --------   ----------   ----------       ----------
Kevin Clark................   100,000(1)         3.8%      $2.34      3/8/06       $ 64,670         $142,880
                              200,000            7.6%        (2)      3/8/06       $      0(3)      $      0(3)

David Obstler..............    45,000(1)(4)      1.7%      $2.34      3/8/06       $ 29,100         $ 64,296
                               45,000(4)         1.7%        (2)      3/8/06       $      0(3)      $      0(3)

David Tamburri.............    46,952(1)         1.7%      $2.34      3/8/06       $ 30,364         $ 67,085

A. Luan Cox................   241,667(1)         9.1%      $2.35      8/21/06      $156,963         $347,710

William Staib..............   241,667(1)         9.1%      $2.35      8/21/06      $156,963         $347,710

------------------------

(1) This stock option vests over a 3-year period with 25% of such option vesting six months after the grant date and the balance of such option vesting in 10 successive equal quarterly installments.

(2) This stock option becomes exercisable, if at all, in increments of 33% of the grant if the average daily closing price of the Company's common stock on NASDAQ during any 30 consecutive calendar day period exceeds $4.00, $6.50 and $9.00, respectively.

(3) If the Company's stock appreciates at the specified rate for the term of the stock option, none of the options will vest and therefore will not be exercisable.

(4) Upon a change in control, the unvested portion of the option becomes exercisable in full.

    Except as specifically noted above, in the event of a change in control, if any of the Named Executive Officers are terminated, subject to certain conditions, within two years following such a change in control, the above-mentioned stock options become immediately vested and/or exercisable.

2001 OPTION EXERCISES AND OPTION VALUES

    The following table sets forth information concerning unexercised stock options held on December 31, 2001 by the Named Executive Officers. None of these persons exercised any options during 2001. The value of "in-the-money" options represents the difference between the exercise price of an option and the fair market value of our common stock as of December 31, 2001, which was $2.20 (the closing price on NASDAQ on Monday, December 31, 2001).

                 AGGREGATED FISCAL YEAR-END 2001 OPTION VALUES

                                                         NUMBER OF SHARES
                                                      UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                            OPTIONS AT            IN-THE-MONEY OPTIONS AT
                                                        FISCAL YEAR-END(#)          FISCAL YEAR-END($)
NAME                                                 EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                                                 -------------------------   -------------------------
Kevin Clark........................................    1,252,887/299,494                  --
David Obstler......................................     269,710/220,528                   --
David Tamburri.....................................     198,756/82,957                $237,027/--
A. Luan Cox........................................        0/241,667                      --
William Staib......................................        0/241,667                      --

EMPLOYMENT/SEVERANCE AGREEMENTS

    KEVIN CLARK. We are a party to a three-year employment agreement with Kevin Clark, dated November 8, 1999, and amended effective as of January 10, 2002 in connection with the termination of Mr. Clark's employment as chief executive officer. Prior to the amendment, Mr. Clark served as our chief executive officer. In addition to providing for an annual salary, participation in any bonus plans we have for our senior executives, and participation at the highest level in all of our benefit plans and fringe benefit arrangements, on November 8, 1999 Mr. Clark was granted an option under our option plan to purchase 1,214,285 shares of our Common Stock at an exercise price of $2.41 per share. Prior to the amendment, we were obligated to pay Mr. Clark an additional payment to reimburse him for any excise tax imposed under Section 4999 of the Internal Revenue Code on any payment, including any gross-up payments, made to Mr. Clark, whether the payments are made under his employment agreement or otherwise. In addition, prior to the amendment of his agreement, if Mr. Clark had been terminated without cause or he quit for good reason, he would have received his base salary, medical and other insurance benefits for six months following termination. In addition, all options held by Mr. Clark that would have vested within one year after termination, had he been employed for that period, would have automatically vest on the date of his termination. Following his termination of employment for any reason, Mr. Clark is subject to a six-month post-termination non-solicitation covenant, and, in the event we terminate Mr. Clark's employment for cause or Mr. Clark terminates his employment without good reason, he is also subject to a six-month post-termination non-competition covenant. The amended agreement has an initial term of one year, subject to our option to renew for an additional one-year term. Pursuant to the amended agreement, Mr. Clark serves as an employee as well as the chairman of our board of directors. In addition to providing for a salary of $10,000 per month, a discretionary bonus, insurance and health benefits, certain office equipment and the services of an executive assistant, Mr. Clark will continue to vest in the options he currently holds through January 10, 2003, which options, if vested, may be exercised by Mr. Clark through January 10, 2006 regardless of his employment status or the manner of his termination of employment. If Mr. Clark's employment is terminated without cause, or he terminates his employment for good reason (each term, as defined in the agreement), he will receive his base salary, medical and other insurance benefits, and his options will continue to vest, during the remainder of the term. Mr. Clark is subject to post-termination non-competition and non-solicitation covenants. In addition, we are no longer obligated to provide the gross-up payment described above. The amended agreement is identical to the agreement in all other material respects.

    DAVID OBSTLER. We are party to a three-year employment agreement with David Obstler, dated March 8, 2000, which was amended in April 2002. Pursuant to this agreement, Mr. Obstler serves as our chief financial officer, executive vice president and treasurer and is entitled to an annual salary and a minimum annual bonus of $50,000. Furthermore, Mr. Obstler is eligible to participate in any bonus plans we have for our senior executives on a level and on terms no less favorable than our other senior executives, and participates at the highest level in all of our benefit plans and fringe benefit arrangements. Under the agreement we are obligated to pay Mr. Obstler an additional payment to reimburse him for any excise tax imposed by Section 4999 of the Internal Revenue Code (or any similar excise tax) on any payment, including any gross up payments, made to Mr. Obstler, whether under this agreement or otherwise. If Mr. Obstler's employment is terminated without cause, or he terminates his employment for good reason, he will receive salary and continued insurance coverage for twelve months, a guaranteed bonus (as defined in his employment agreement), a prorated merit bonus for the year in which termination occurs and all equity awards that we have granted to him (under the agreement or otherwise) will become vested to the extent that they would otherwise have vested within the year after termination and Mr. Obstler will be able to exercise his vested stock options for a period of twelve months after such termination or resignation date. Mr. Obstler is subject to six-month post-termination non-competition and non-solicitation covenants.

    A. LUAN COX. We are a party to a three-year employment agreement with A. Luan Cox, dated August 16, 2001. Pursuant to the agreement, Ms. Cox serves as our executive vice president of sales. In addition to providing for an annual salary, annual bonuses and commissions pursuant to her annual sales commission plan, participation at the highest level in all our employee benefit plans and fringe benefit arrangements, Ms. Cox was granted an option under our option plan to purchase 241,667 shares of our Common Stock at an exercise price of $2.35 per share. In addition, the agreement provides that Ms. Cox will be granted additional stock options (subject to certain performance objectives), having a value of $50,000, during each year of the agreement. If Ms. Cox's employment is terminated without cause, or she terminates her employment for good reason (each term, as defined in the agreement), she will receive $200,000 and will continue to receive her medical and other insurance benefits for six months following termination. In addition, all options held by Ms. Cox that would have vested within one year after termination, had she been employed during that period, will automatically vest on the date of her termination. Following her termination of employment for any reason, Ms. Cox is subject to a six-month post-termination non-solicitation covenant, and, in the event we terminate
Ms. Cox's employment for cause or Ms. Cox terminates her employment without good reason, she is also subject to a six-month post-termination non-competition covenant.

    WILLIAM STAIB. We are a party to a three-year employment agreement with William Staib, dated August 16, 2001. Pursuant to the agreement, Mr. Staib serves as our executive vice president of technology and products. In addition to providing for an annual salary, participation at the highest level in all our employee benefit plans and fringe benefit arrangements, and an initial relocation allowance, Mr. Staib was granted an option to purchase 241,667 shares of our Common Stock at an exercise price of $2.35 per share. If Mr. Staib's employment is terminated without cause, or he terminates his employment for good reason (each term, as defined in the agreement), he will receive his base salary, medical and other insurance benefits for six months following termination. In addition, all options held by Mr. Staib that would have vested within one year after termination, had he been employed during that period, will automatically vest on the date of his termination. Following his termination of employment for any reason Mr. Staib is subject to a six-month post-termination non-solicitation covenant, and, in the event we terminate Mr. Staib's employment for cause or Mr. Staib terminates his employment without good reason, he is also subject to a six-month post-termination non-competition covenant.

POST-FISCAL YEAR END DEVELOPMENTS

    KIRK LOEVNER. We are a party to an employment agreement with Kirk Loevner, dated as of January 10, 2002, having an initial term of three years and providing for automatic one-year renewals thereafter. Pursuant to the agreement, Mr. Loevner serves as our president and chief executive officer. Mr. Loevner's agreement provides for an initial annual salary of $250,000, an annual bonus of up to 50% of annual salary (such bonus is contingent on certain performance objectives), participation at the highest level in all our employee benefit plans and fringe benefit arrangements, an initial relocation allowance, and reimbursement for legal fees incurred by Mr. Loevner in connection with the preparation of the agreement. In addition, Mr. Loevner was granted an initial option under our option plans to purchase 1,271,260 shares of our Common Stock at an exercise price of $2.19 per share. If Mr. Loevner's employment is terminated without cause, or he terminates his employment for good reason (each term, as defined in the agreement), then, during the twelve-month period following such termination, he will continue to receive his then-current compensation at a rate equal to the sum of (i) his then-current base salary plus
(ii) 35% of his then-current target bonus then in effect, as well as medical and other insurance benefits and a pro-rata portion of his bonus for the year in which the termination occurs. In addition, all options held by Mr. Loevner that would have vested within one year after termination, had he been employed during that period, will automatically vest on the date of his termination and will remain exercisable for a period of twelve months following such termination. In addition, if, during the twelve month period following a change in control, Mr. Loevner is no longer president and chief executive officer or we terminate Mr. Loevner's employment for any reason, all options held by Mr. Loevner will automatically vest on the date of his termination. Following his termination of employment for any reason, Mr. Loevner is subject to a six-month post-termination non-solicitation covenant, and, in the event we terminate
Mr. Loevner's employment for cause or Mr. Loevner terminates his employment without good reason, he is also subject to a six-month post-termination non-competition covenant.

REPORT ON EXECUTIVE COMPENSATION

    The following is a report by the compensation committee regarding the Company's executive compensation objectives, executive compensation program and the compensation of the chief executive officer:

    EXECUTIVE COMPENSATION OBJECTIVES. The objective of the Company's executive compensation program is to attract, retain and motivate talented executives who will build a sound, successful company and will maximize stockholder value. In order to achieve this objective, in addition to annual base salaries, the executive compensation program utilizes a combination of long-term incentives through equity-based compensation and annual incentives through cash bonuses. The program is intended to align the interests of executives with those of the Company's stockholders by linking a portion of executive compensation directly to increases in stockholder value. The Company seeks to provide total compensation to its executive officers that is competitive with total compensation paid by technology companies similar to the Company.

    PROCEEDINGS OF THE COMPENSATION COMMITTEE. The compensation committee determines compensation for the Company's executive officers and is comprised of two non-employee directors, Messrs. Robinson and O'Connor. It is the compensation committee's policy to have a portion of each executive officer's compensation contingent upon the Company's performance as well as upon such executive officer's level of performance. The principal factors considered by the compensation committee for each executive officer's compensation package for fiscal year 2001 was the performance of the Company. The compensation committee exercises independent discretion in respect of executive compensation matters.

    BASE SALARY. Base salaries for Messrs. Clark, Obstler, Staib and Ms. Cox are the subject of the employment agreements between the Company and each such Named Executive Officer as described above. The base salaries of Messrs. Clark, Obstler and Tamburri were reviewed during 2001 by the compensation committee in connection with the performance of such Named Executive Officer and the performance of the Company. Mr. Obstler received an increase in base salary from $225,000 to $250,000 in September, 2001.

    ANNUAL INCENTIVES. In addition to base salaries, executive officers of the Company are eligible to receive annual cash bonuses. Mr. Obstler received a guaranteed cash bonus in fiscal year 2001 in accordance with his employment agreement, as described in "Employment/Severance Agreements" above. The cash merit bonuses of Messrs. Obstler, Tamburri and Staib, and Ms. Cox were determined by the compensation committee following a review of the performance of each such officer and the performance of the Company.

    LONG-TERM INCENTIVES. Long-term incentives are provided by the Company to executive officers of the Company through the granting of equity incentives, principally stock options. Stock option grants are designed to align the executive officer's interests with those of the stockholders and provide each executive officer with a significant incentive to manage the Company in a manner which maximizes stockholder value. The stock option grants to Messrs. Clark, Mr. Obstler, and Mr. Tamburri were determined by the compensation committee following a review of the performance of such officers and their expected contribution to the future performance of the Company and the performance of the Company. Ms. Cox and Mr. Staib were granted stock options in connection with our acquisition of Stockpoint Inc. on August 21, 2001. The material terms of the stock options granted to the Named Executive Officers are described above in "Option Grants in 2001".

    CHIEF EXECUTIVE OFFICER COMPENSATION. The principal factors considered by the compensation committee for Mr. Clark's compensation package were the same as those considered by the compensation committee in relation to the compensation of the other executive officers of the Company, which include the performance of such officer and the performance of the Company. Pursuant to the employment agreement between Mr. Clark and the Company, Mr. Clark's base salary for the fiscal year 2001 was $300,000. His base salary was reviewed by the compensation committee but not raised. Mr. Clark was granted a stock option in 2001, as discussed in the table "Option Grants 2001" following review by the compensation committee in connection with the performance of such officer and the performance of the Company. The amendment to Mr. Clark's employment agreement, effective January 2002, is described in "Employment/Severance Agreements" and the description of the employment agreement of Kirk Lovener, hired as the CEO of the Company in January 2002, is described in "Post-Fiscal Year End Developments".

    TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility on the Company's tax return of compensation over $1 million to any of the Named Executive Officers of the Company unless, in general, the compensation is paid pursuant to a plan which is performance-related, non-discretionary and has been approved by the Company's stockholders. The compensation committee's policy with respect to section 162(m) is to make every reasonable effort to ensure that compensation is deductible to the extent permitted while simultaneously providing Company executives with appropriate compensation for their performance. The Company did not pay any compensation during 2001 that would be subject to the limitations set forth in section 162(m).

Submitted by the compensation committee of the Board of Directors:
James D. Robinson III, Chairman
Kevin O'Connor

                            STOCK PERFORMANCE GRAPH

    The following graph provides a comparison of the cumulative total stockholder return on the Company's Common Stock for the period from August 3, 2000 (the date upon which the Company's Common Stock commenced trading on the NASDAQ) to December 31, 2001 with the cumulative total return for the NASDAQ Stock Market (U.S. Companies) (the "NASDAQ Index") and the CSFB Technology Index (the "CSFB Tech. Index"). Total return values were calculated based on cumulative total return assuming the investment on August 3, 2000 of $100 in each of the Common Stock, and in the NASDAQ Index and the CSFB Tech. Index.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                   AMONG SCREAMINGMEDIA COMMON STOCK, NASDAQ
                           INDEX AND CSFB TECH. INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SCREAMINGMEDIA  NASDAQ STOCK MARKET -U.S.  CSFB TECHNOLOGY INDEX
8/3/00               100                        100                    100
8/31/00           110.12                     111.87                 115.33
9/30/00            89.29                      97.68                  97.79
10/31/00           41.67                      89.62                  91.69
11/30/00            38.1                       69.1                  69.49
12/31/00           28.57                      65.71                  66.56
1/31/01            36.29                      73.75                  77.65
2/28/01            22.67                      57.23                  56.46
3/30/01            19.05                      48.94                  48.93
4/30/01             11.9                      56.28                  57.03
5/31/01            24.76                      56.13                  53.94
6/29/01             28.1                      57.46                   53.3
7/31/01            19.33                      53.91                  49.13
8/31/01            23.81                      48.02                  43.46
9/28/01            16.19                      39.86                  34.05
10/31/01           14.29                      44.95                  39.74
11/30/01           19.24                      51.35                  46.88
12/31/01           20.95                      51.87                  46.41

                                               CSFB TECHNOLOGY
DATE          SCREAMINGMEDIA   NASDAQ INDEX         INDEX
----          --------------   -------------   ---------------
Aug-3-00(1)       100.00          100.00           100.00
Aug-31            110.12          111.87           115.33
Sep-30             89.29           97.68            97.79
Oct-31             41.67           89.62            91.69
Nov-30             38.10           69.10            69.49
Dec-31             28.57           65.71            66.56
Jan-31-01          36.29           73.75            77.65
Feb-28             22.67           57.23            56.46
March-30           19.05           48.94            48.93
Apr-30             11.90           56.28            57.03
May-31             24.76           56.13            53.94
June-29            28.10           57.46            53.30
July-31            19.33           53.91            49.13
Aug-31             23.81           48.02            43.46
Sep-28             16.19           39.86            34.05
Oct-31             14.29           44.95            39.74
Nov-30             19.24           51.35            46.88
Dec-31             20.95           51.87            46.41

--------------------------

(1) Based on the closing price on August 3, 2000, the day on which the Company's Common Stock commenced trading on NASDAQ.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

    The following table sets forth information regarding the beneficial ownership of our Common Stock as of March 31, 2002 by:

    - each of our Named Executive Officers and directors;

    - each person, entity or group known by us to own beneficially more than 5% of our outstanding Common Stock; and

    - all of our Named Executive Officers and directors as a group.

    Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include shares of Common Stock issuable upon the exercise of stock options or warrants that are immediately exercisable or exercisable within 60 days. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage ownership calculations are based on 42,474,676 shares outstanding as of March 31, 2002.

                                                                   SHARES OF COMMON STOCK
                                                                     BENEFICIALLY OWNED
                                                                  AS OF MARCH 31, 2002(1)
                                                              --------------------------------
NAME OF BENEFICIAL OWNERS                                       NUMBER     PERCENT OF CLASS(2)
-------------------------                                     ----------   -------------------
Kevin Clark(3)..............................................   1,743,611           4.0%
A. Luan Cox(4)..............................................      82,181             *
Alan Ellman.................................................   3,154,922           7.4%
David Hodgson(5)............................................   7,195,448          16.9%
Michael H. Jordan...........................................      30,000             *
Kirk Loevner................................................     217,500             *
David Obstler(6)............................................     363,670             *
Kevin O'Connor..............................................     104,921             *
James D. Robinson III(7)....................................   2,879,511           6.8%
John Sculley................................................      30,000             *
William Staib(4)............................................     199,402             *
David Tamburri(8)...........................................     186,493             *
General Atlantic Partners, LLC(5)...........................   7,195,448          16.9%
Van Wagoner Capital Management, Inc.........................   3,407,261           8.1%
All executive officers and directors as a group (13
  persons)..................................................  16,187,659          37.5%

------------------------

*   Less than one percent.

(1) All information has been determined as of March 31, 2002. For purposes of this table a person is deemed to have "beneficial ownership" of the number of shares of Common Stock that a person has the right to acquire pursuant to the exercise of stock options exercisable within 60 days.

(2) For purposes of computing the percentage of outstanding shares of Common Stock held by each person, any shares of Common Stock which such person has the right to acquire pursuant to the exercise of a stock option exercisable within 60 days is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percent ownership of any other person.

(3) Includes options to purchase 1,367,673 shares of Common Stock.

(4) Includes options to purchase 78,541 shares of Common Stock.

(5) Consists of 5,835,624 shares of Common Stock owned by General Atlantic Partners 69, L.P. ("GAP 69"), 449,403 shares of Common Stock owned by GapStar, LLC ("GapStar") and 905,421 shares of Common Stock owned by GAP Coinvestment Partners II, L.P. ("GAPCO II"). Mr. Hodgson is a managing member of General Atlantic Partners, LLC ("GAP LLC") and a general partner of GAPCO II. GAP LLC is the general partner of GAP 69 and the managing member of GapStar. The managing members of GAP are also the general partners of GAPCO II. GAP 69, GapStar, GAPCO II (collectively "General Atlantic") are a "group" as defined in Rule 13d-5 of the Securities Exchange Act of 1934, as amended. Mr. Hodgson disclaims beneficial ownership of all of such securities except to the extent of his pecuniary interest therein.
    Mr. Hodgson owns 5,000 shares of Common Stock directly.

(6) Includes options to purchase 356,161 shares of Common Stock.

(7) Includes 32,364 shares owned by Mr. Robinson's wife, Linda Robinson.
    Mr. Robinson disclaims beneficial ownership of these shares. This number also includes 497,459 shares of Common Stock held by RRE Ventures II L.P. and 87,022 shares of Common Stock held by RRE Ventures Fund II, L.P.
    Mr. Robinson is a member of RRE Ventures GP II, LLC, which indirectly exercises exclusive control over RRE Ventures II, L.P. and RRE Ventures Fund II, L.P. Mr. Robinson disclaims beneficial ownership of the shares held by RRE Ventures II, L.P. and RRE Ventures Fund II, L.P.

(8) Includes options to purchase 185,437 shares of Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    There were no related transactions to report for the fiscal year ended December 31, 2001.

 PROPOSAL 2: APPROVAL OF COMPANY'S AMENDMENTS TO THE 2000 EQUITY INCENTIVE PLAN

    In April 2002, the Board approved two amendments to the 2000 Equity Incentive Plan (the "Plan") to: (i) increase the number of shares of common stock reserved for issuance under the Plan by 2,000,000 shares, from 4,000,000 to 6,000,000 (subject to certain adjustments as provided for in the Plan), and
(ii) to reserve for issuance under the Plan, as of the first trading day of each of our fiscal year's 2003 through 2007, an additional number of shares of common stock equal to two percent of the number of shares of common stock authorized and outstanding as of such date, provided, however, the number of such additional number of shares shall not exceed one million.

    2000 EQUITY INCENTIVE PLAN. The following section summarizes the plan, as amended, effective as of April 18, 2002, by Amendment 2002-1. This summary is intended only as a description of the plan, and is subject in all respects to the terms and conditions of the plan, a copy of which is filed as an attachment hereto.

    GENERAL. The plan became effective as of March 8, 2000, was approved by our shareholders as of March 15, 2000 and was amended by Amendment 2002-1, effective as of April 18, 2002. We have reserved for issuance a maximum of 6,000,000 shares of common stock under the plan. Unless otherwise determined by the committee, as of the first trading day of each of our 2003 through 2007 fiscal years, there will be reserved for issuance under the plan an additional number of shares of common stock equal to two percent of the number of shares of common stock authorized and outstanding as of such date, subject to a maximum of 1,000,000 additional shares per fiscal year. No more than 1,000,000 shares of common stock may be made subject to options granted to any of our executive officers within a twelve-month period. If an award granted under the plan expires or is terminated, the shares of common stock underlying the award will again be available under the plan.

    TYPES OF AWARDS. The types of awards may be granted under the plan are stock options (including incentive stock options and non-qualified stock options), restricted stock, phantom stock, stock bonuses, and other stock-based awards.

    ADMINISTRATION. The plan is currently administered by the compensation committee, although it may be administered by either our full board of directors or any other committee designated by the board.

    The committee may, subject to the provisions of the plan, determine the persons to whom awards will be granted, determine the type of award to be granted, the number of shares to be made subject to awards, the exercise price and other terms and conditions of the awards, and to interpret the plan and prescribe, amend and rescind rules and regulations relating to the plan. The committee may delegate to any of our senior management the authority to make grants of awards to our employees who are not our executive officers or directors.

    ELIGIBILITY. Awards may be granted under the plan to employees, directors and consultants, as selected by the committee.

    TERMS AND CONDITIONS OF OPTIONS. Stock options may be either "incentive stock options," as that term is defined in Section 422 of the Internal Revenue Code, or non-qualified stock options. The exercise price of a stock option granted under the plan is determined by the committee at the time the option is granted, but the exercise price of an incentive stock option may not be less than the market value per share of common stock on the date of grant. Stock options are exercisable at the times and upon the conditions that the committee may determine, as reflected in the applicable option agreement. The committee will determine the term of the option, which may not exceed ten years from the date of grant.

    The option exercise price must be paid in full at the time of exercise, and is payable by any one of the following methods or a combination thereof:

    - in cash or cash equivalents;

    - the surrender of previously acquired shares of common stock that have been held by the participant for at least six months prior to the date of surrender;

    - if so determined by the committee as of the grant date, authorization for us to withhold a number of shares otherwise payable pursuant to the exercise of an option; or

    - if so determined by the committee prior to exercise, through a "broker cashless exercise" procedure approved by us.

    The committee may, in its sole discretion, authorize us to make or guarantee loans to a participant to assist the participant in exercising options.

    At the time of grant of an option, the committee may provide that the participant may elect to exercise all or any part of the option before it becomes vested and exercisable. If the participant elects to exercise all or part of a non-vested option, the participant will be issued shares of restricted stock which will vest in accordance with the vesting schedule set forth in the original option agreement. The restricted shares will be subject to our right to repurchase the shares following termination of the participant's employment or service with us.

    RESTRICTED STOCK. The plan provides for awards of common stock that are subject to restrictions on transferability and others imposed by the committee. Except as provided under the award agreement relating to the restricted stock, a participant granted restricted stock will have all of the rights of a stockholder. The vesting of an award of restricted stock is in the discretion of the committee.

    PHANTOM STOCK. The plan provides for awards of phantom stock which, upon vesting, entitle the participant to receive an amount in cash or common stock equal to the fair market value of the number of shares. Vesting of all or a portion of a phantom stock award may be subject to various conditions established by the committee.

    STOCK BONUSES; OTHER AWARDS. The plan provides that the committee, in its discretion, may award shares of common stock to employees. In addition, the committee may grant other awards valued in whole or in part, by reference to, or otherwise based on, common stock.

    TERMINATION OF EMPLOYMENT OR SERVICE. Generally, unless otherwise determined by the committee, the termination of a participant's employment or service will immediately cancel any unvested portion of awards granted under the plan. However, if a participant's employment or service terminates other than because of death, disability or retirement, all options that are exercisable at the time of termination may be exercised by the participant for up to 90 days after the date of termination. If a participant's employment or service terminates for cause, all options held by the participant will immediately terminate. If a participant's employment or service terminates as a result of death, all options that are exercisable at the time of death may be exercised by the participant's heirs or distributees for one year. If a participant's employment or service terminates because of disability or retirement, all options that are exercisable at the time of termination may be exercised for a period of one year. In no case may an option be exercised after it expires in accordance with its terms.

    CHANGE IN CONTROL. In the event of a change in control, awards granted under the plan may be assumed by a successor. If not assumed, awards become immediately vested and/or exercisable. If a participant is terminated without cause or constructively terminated within two years following a change in control, awards granted to the participant become immediately vested and/or exercisable.

    AMENDMENT, TERMINATION OF PLAN. The board of directors may modify or terminate the plan or any portion of the plan at any time, except that an amendment that requires stockholder approval in order for the plan to continue to comply with any law, regulation or stock exchange requirement will not be effective unless approved by the requisite vote of our stockholders. No options may be granted under the plan after the day prior to the tenth anniversary of its adoption date.

    Since the amount of benefits to be received by any employee plan participant is determined by the committee, the amount of future benefits allocated to any employee or group of employees in any particular year is not determinable.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPANY'S AMENDMENTS TO THE 2000 EQUITY INCENTIVE PLAN.

        PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    Upon recommendation of the audit committee of the Board, the Board has appointed Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2002 and hereby requests that the stockholders ratify such appointment. We are expecting that a representative of Deloitte & Touche LLP will be present at the annual meeting.

AUDIT FEES

    The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company's Quarterly Report on Form 10-Q for that year were $194,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    There were no fees billed by Deloitte & Touche for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001. Deloitte & Touche has recently announced its intent to separate Deloitte Consulting from the firm. Deloitte Consulting did not perform information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

ALL OTHER FEES

    The aggregate fees billed by Deloitte & Touche for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the fiscal year ended December 31, 2001 were $224,000, including audit related services of approximately $182,000 and non-audit services of $42,000. Audit related services primarily include consultation and due diligence services related to the Company's acquisition of Stockpoint, Inc., completed in August, 2001, and services performed in connection with an unsuccessful acquisition of a target company. Non-audit services of $42,000 provided by Deloitte & Touche to the Company were related to consultation on tax matters. Deloitte Consulting did not perform other services for the Company for the fiscal year ended December 31, 2001.

    The audit committee has considered whether the provision of non-audit services described in the paragraph above is compatible with maintaining the principal auditors' independence.

    THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS.

                                 OTHER MATTERS

SOLICITATION OF PROXIES

    The cost of solicitation of proxies in the form enclosed herewith will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without additional compensation for such activities. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

STOCKHOLDER PROPOSALS

    Stockholders may submit proposals on matters appropriate for stockholder action at the annual meeting of stockholders, consistent with regulations adopted by the SEC and the by-laws of the Company. Proposals to be considered for inclusion in the proxy statement for the Company's 2003 annual meeting of stockholders must be received at the principal executive offices of the Company not later than December 31, 2002.

    The Company's by-laws provide that any stockholder wishing to have a stockholder proposal, other than a stockholder proposal included in the Company's proxy statement pursuant to Rule 14a-8, considered at an annual meeting of stockholders, must provide timely notice in writing. To be timely, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. However, in the event that the annual meeting is called for a date that is not within 30 days before or after that anniversary date, notice by the stockholder in order to be timely must be received not later than the close of business on the tenth day following the date on which notice of the date of the annual meeting was mailed to stockholders or made public, whichever first occurs. Our by-laws also specify requirements as to the form and content of a stockholder's notice. These provisions may preclude stockholders from bringing matters before an annual meeting of stockholders. Any such proposals should be mailed to: ScreamingMedia Inc. 601 West 26th Street, 13th Floor New York, New York 10001: Attn: Francis Sheehan, Secretary.

    In addition, pursuant to Rule 14a-4 of the Exchange Act, if a stockholder wishing to have a stockholder proposal considered at an annual meeting of stockholders fails to notify the Company in a timely fashion as described above, the Company may use discretionary authority to vote when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.

OTHER MATTERS

    The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

                                                                      APPENDIX I

                                AMENDMENT 2002-1
                                       TO
                             SCREAMING MEDIA, INC.
                           2000 EQUITY INCENTIVE PLAN

    WHEREAS, ScreamingMedia, Inc. (the "Company") has previously adopted the ScreamingMedia, Inc. Equity Incentive Plan (the "Plan");

    WHEREAS, the Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its stockholders to amend the Plan as provided herein;

    NOW, THEREFORE, in accordance with the Board's authority under Section 19 of the Plan, the Plan is hereby amended as follows:

        1. The first sentence of Section 4(a) of the Plan is amended in its entirety to read as follows:

           The maximum number of shares of Common Stock reserved for issuance under the Plan shall be 6,000,000 shares (subject to adjustment as provided herein).

        2. Section 4(a) of the Plan is amended to insert the following as a new second and third sentence of such section:

           Unless otherwise determined by the Committee, as of the first trading day of each of the Company's fiscal years 2003 through 2007, there shall be reserved for issuance under the Plan an additional number of shares of Common Stock equal to two percent (2%) of the number of shares of Common Stock authorized and outstanding as of such date; PROVIDED, HOWEVER, that with respect to each such date, the number of such additional number of shares shall not exceed 1,000,000. Following such date as they are reserved for issuance under the Plan, such additional shares shall be subject to adjustment as provided herein.

    The effective date of this Amendment 2002-1 is April 18, 2002. Except as herein modified, the Plan shall remain in full force and effect.

                                          SCREAMINGMEDIA, INC.
                                          By: /s/ Francis Sheehan
                                          Name: Francis Sheehan
                                          Title: General Counsel & Secretary

                              SCREAMINGMEDIA INC.
                           2000 EQUITY INCENTIVE PLAN

    1.  PURPOSE AND TYPES OF AWARDS.

    The purpose of the ScreamingMedia Inc. 2000 Equity Incentive Plan (the "Plan") is to promote the long-term growth and profitability of ScreamingMedia Inc., a Delaware corporation (the "Company") by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company, and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility.

    The Plan permits the granting of Options (including Incentive Stock Options), Restricted Stock, Phantom Stock, Stock Bonuses and other stock-based Awards.

    2.  DEFINITIONS.

    Under the Plan, except where the context otherwise indicates, the following definitions apply:

    (a) "Affiliate" shall mean any entity, whether now or hereafter existing, that controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, "control" shall mean ownership of 50% or more of the voting power of the entity.

    (b) "Award" shall mean any Option, Restricted Stock, Phantom Stock, Stock Bonus or Other Award granted under the Plan.

    (c) "Award Agreement" shall mean the written agreement between the Company and a Grantee evidencing an Award.

    (d) "Board" shall mean the Board of Directors of the Company.

    (e) "Cause" shall mean, unless a Grantee is a party to a written employment agreement with the Company or an Affiliate which contains a definition of "cause," "termination for cause" or any other similar term or phrase, in which case "Cause" shall have the meaning set forth in such agreement:
       (1) an act or omission by a Grantee that would reasonably be expected to cause injury to the business and affairs of the Company or an Affiliate, monetarily or otherwise; (2) the chronic use of alcohol, drugs or other similar substances affecting a Grantee's work performance; or (3) a Grantee being convicted of, or pleading guilty or nolo contendere to a felony or other crime involving theft, fraud or moral turpitude. The good faith determination by the Committee of whether a Grantee's employment or service relationship was terminated by the Company for "Cause' shall be final and binding for all purposes hereunder.

    (f) "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:
       (1) any Person is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 25% or more of the voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in subclause
       (A) of clause (3) below; (2) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; (3) there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 25% or more of the combined voting power of the Company's then outstanding securities; or (4) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

    (g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

    (h) "Committee" shall have the meaning set forth in Section 3 hereof.

    (i) "Company" shall mean ScreamingMedia Inc., a Delaware corporation, and its successors.

    (j) "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

    (k) "Constructive Termination" shall mean, unless a Grantee is a party to a written employment agreement with the Company or an Affiliate which contains a definition of "constructive termination," "termination for good reason" or any other similar term or phrase, in which case "Constructive Termination" shall have the meaning set forth in such agreement: (i) a material reduction in the Grantee's compensation, or
       (ii) relocation of the Grantee's primary place of business more than 25 miles from the location in effect as of the date of grant of the Award.

    (l) "Disability" shall mean: (1) any physical or mental condition that would qualify a Grantee for a disability benefit under the long-term disability plan maintained by the Company and applicable to him or her; (2) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of
       Section 22(e)(3) of the Code, or (3) such other condition as may be determined in the sole discretion of the Committee to constitute Disability.

    (m) "Effective Date" shall have the meaning set forth in Section 30.

    (n) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

    (o) "Fair Market Value" of a share of the Common Stock for any purpose on a particular date shall be determined in a manner such as the Committee shall in good faith determine to be appropriate; PROVIDED, HOWEVER, that in the case of Incentive Stock Options, the determination of Fair Market Value shall be made by the Committee in good faith in conformance with the Treasury Regulations under Section 422 of the Code; and PROVIDED, FURTHER, that with respect to Awards granted on the date of the consummation of the Initial Public Offering, the "Fair

       Market Value" of a share of Common Stock on such date shall be the initial price to the public as set forth in the final prospectus included within the registration statement on form S-1 filed with the Securities and Exchange Commission for the Initial Public Offering.

    (p) "Grant Date" shall mean the date on which the Committee formally acts to grant an Award to a Grantee or such other date as the Committee shall so designate at the time of taking such formal action.

    (q) "Grantee" shall mean a person granted an Award pursuant to the Plan.

    (r) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

    (s) "Initial Public Offering" shall mean the initial public offering of shares of Common Stock, as registered with the Securities and Exchange Commission.

    (t) "Issue Date" shall mean the date established by the Company on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 8(e).

    (u) "Non-Qualified Stock Option" shall mean an Option other than an Incentive Stock Option.

    (v) "Option" shall mean an option to purchase shares of Common Stock granted pursuant to Section 7.

    (w) "Other Award" shall mean an award granted pursuant to Section 11 hereof.

    (x) "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in
       Section 424(e) of the Code, or any successor thereto of similar import.

    (y) "Partial Exercise" shall mean an exercise of an Award for less than the full extent permitted at the time of such exercise.

    (z) "Performance Goals" shall mean performance goals determined by the Committee in its sole discretion. Such goals may be based on one or more or none of the following criteria: (1) pre-tax income or after-tax income, (2) operating profit, (3) return on equity, assets, capital or investment, (4) earnings or book value per share, (5) sales or revenues,
       (6) operating expenses, (7) Common Stock price appreciation;
       (8) implementation or completion of critical projects or processes; or
       (9) comparison of actual performance during a performance period against budget for such period; (10) growth of revenue, which growth may be expressed in terms of absolute numbers and/or as a percentage increase; or (11) reductions in expenses, which reductions may be expressed in terms of absolute numbers and/or as a percentage decrease; provided that with respect to clauses (10) and (11), such achievement may be measured against budget for the same period. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary or Affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no vesting will occur, levels of performance at which specified vesting will occur, and a maximum level of performance at which full vesting will occur. Each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; PROVIDED, HOWEVER, that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

    (aa) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include: (1) the Company or any of its subsidiaries; (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates; (3) an underwriter temporarily holding securities pursuant to an offering of such securities; or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

    (bb) "Phantom Stock" shall mean the right, granted pursuant to Section 9, to receive in cash or shares the Fair Market Value of a share of Common Stock.

    (cc) "Restricted Stock" shall mean a share of Common Stock which is granted pursuant to the terms of Section 8 hereof and which is subject to the restrictions set forth in Section 8(c).

    (dd) "Retirement" shall mean termination of a Grantee's employment or service, other than for Cause, on or after attainment of age 65.

    (ee) "Rule 16b-3" shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

    (ff) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

    (gg) "Stock Bonus" shall mean a bonus payable in shares of Common Stock granted pursuant to Section 10.

    (hh) "Subsidiary" and "Subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.

    (ii) "Vesting Date" shall mean the date established by the Board on which a share of Restricted Stock or Phantom Stock may vest.

    3.  ADMINISTRATION OF THE PLAN.

    The Plan shall be administered by the Board; PROVIDED, HOWEVER, that the Board may establish one or more committees (the "Committee") which may, to the extent set forth in the resolutions establishing such Committee or Committees, be authorized to grant Awards to, and administer such Awards with respect to, those Grantees who are subject to Section 16 of the Exchange Act with respect to the Company ("Section 16 Grantees") or who are executive officers of the Company. Any such Committee that is authorized to grant Awards to Section 16 Grantees (a "Section 16 Committee") shall, to the extent necessary to comply with Rule 16b-3 promulgated under the Exchange Act, be comprised of two or more "non-employee directors" within the meaning of such Rule, and any such Committee that is authorized to grant Awards to executive officers of the Company (which may or may not be the same Committee as the Section 16 Committee) shall, to the extent necessary to comply with Section 162(m) of the Code, be comprised of two or more "outside directors" within the meaning of such Section. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which

Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Common Stock to which an Award may relate and the terms, conditions, restrictions and Performance Goals relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the Performance Goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

    The Committee may, in its absolute discretion, without amendment to the Plan
(a) accelerate the date on which any Option granted under the Plan becomes exercisable; (b) waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option; (c) accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, Phantom Stock or Other Award; or (d) otherwise adjust any of the terms applicable to any such Award; PROVIDED, HOWEVER.

    No member of the Board or the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify (to the extent permitted under Delaware law and the bylaws of the Company) and hold harmless each member of the Board, the Committee and each other employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board or the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

    4.  STOCK SUBJECT TO THE PLAN.

        (a)  SHARES AVAILABLE FOR AWARDS.

       The maximum number of shares of Common Stock reserved for issuance under the Plan shall be 4,000,000 shares (subject to adjustment as provided herein). Following an Initial Public Offering, the maximum number of shares of Common Stock that may be made subject to Options with respect to any executive officer of the Company with respect to any 12-month period during the term of the Plan shall be 1,000,000. Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

        (b)  ADJUSTMENT FOR CHANGE IN CAPITALIZATION.

       In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, Common Stock split, reverse Common Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of
       (1) the number and kind of shares of Common Stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of Common Stock issued or issuable in respect of outstanding Awards,
       (3) the exercise price, grant price or purchase price relating to any Award, and (4) the maximum number of shares subject to Awards which may be awarded to any employee during any tax year of the Company; PROVIDED, HOWEVER, that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

        (c)  RE-USE OF SHARES.

       Any shares of Common Stock subject to an Award that remain unissued upon the cancellation, surrender, exchange or termination of such award for any reason whatsoever; and any shares of Restricted Stock forfeited shall again become available for Awards.

    5.  ELIGIBILITY.

    The persons who shall be eligible to receive Awards pursuant to the Plan shall be such directors, officers, employees and consultants of the Company, or any Affiliate of the Company, as may be selected by the Committee from time to time.

    6.  AWARDS UNDER THE PLAN; AWARD AGREEMENT.

    The Committee may grant Options, shares of Restricted Stock, shares of Phantom Stock, Stock Bonuses and Other Awards in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan.

    Each Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Award Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an Award, a Grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

    7.  OPTIONS.

        (a)  IDENTIFICATION OF OPTIONS.

       Each Option shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option.

        (b)  EXERCISE PRICE.

       Each Award Agreement with respect to an Option shall set forth the amount (the "option exercise price") payable by the Grantee to the Company upon exercise of the Option. The option exercise price per share shall be determined by the Committee; PROVIDED, HOWEVER, that in the case of an Incentive Stock Option, the option exercise price shall in no event be less than the Fair Market Value of a share of Common Stock on the Grant Date.

        (c)  TERM AND EXERCISE OF OPTIONS.

       (1) Unless earlier terminated pursuant to the provisions of the Plan or Award Agreement, each Option shall become vested in accordance with the vesting schedule specified in the Award Agreement, which vesting schedule shall be determined by the Committee in its sole discretion. The Committee shall determine the expiration date of each Option; PROVIDED, HOWEVER, that no Option shall be exercisable more than 10 years after the Grant Date.

       (2) Notwithstanding the provisions of subsection (1) above, the exercisability of Options granted pursuant to this Section 7 may be subject to the attainment by the Company of Performance Goals pre-established by the Committee. The exercisability of Options (or portions thereof) under this subsection (2) shall not be effective unless the attainment of such Performance Goals has been certified by the Committee.

       (3) An Option may be exercised for all or any portion of the shares as to which it is exercisable, provided that no Partial Exercise of an Option shall be for less than 100 shares of Common Stock. The Partial Exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

       (4) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary. Such notice shall be accompanied by the applicable Award Agreement, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Grantee or other person then having the right to exercise the Option. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (A) in cash (or cash equivalents acceptable to the Committee); (B) the surrender of previously acquired shares of Common Stock having a Fair Market Value less than or equal to the aggregate exercise price, which shares shall have been held by the Grantee for at least six months prior to the date of such surrender; (C) if so determined by the Committee as of the Grant Date and set forth in the applicable Award Agreement, authorization for the Company to withhold a number of shares otherwise payable pursuant to the exercise of an Option having a Fair Market Value less than or equal to the aggregate exercise price; or (D) following an Initial Public Offering, if so determined by the Committee prior to exercise, through a "broker cashless exercise" procedure established by the Company from time to time. The Committee may, in its sole discretion, authorize the Company to make or guarantee loans to Grantees to assist Grantees in exercising Options. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)--(D) and in the case of a Grantee who is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require.

       (5) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Grantee or other person entitled to receive such shares, and delivered to the Grantee or such other person as soon as practicable following the effective date on which the Option is exercised.

        (d)  LIMITATIONS ON INCENTIVE STOCK OPTIONS.

       (1) Incentive Stock Options shall only be granted to employees of the Company, or a Parent or Subsidiary of the Company.

       (2) To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

       (3) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless (A) the option exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

        (e)  TANDEM AWARDS PROHIBITED.

       An Incentive Stock Option may not be granted in tandem with any other Award in such a manner that the exercise of one effects a Grantee's right under the other.

        (f)  EFFECT OF TERMINATION OF EMPLOYMENT.

       (1) Unless the applicable Award Agreement provides otherwise, in the event that the employment of a Grantee with the Company shall terminate for any reason other than Cause, Retirement, Disability or death, (A) Options granted to such Grantee, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is 90 days after such termination, on which date they shall expire, and (B) Options granted to such Grantee, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The 90-day period described in this
           Section 7(f)(1) shall be extended to one year from the date of such termination in the event of the Grantee's death during such 90-day period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

       (2) Unless the applicable Award Agreement provides otherwise, in the event that the employment of a Grantee with the Company shall terminate on account of the Retirement, Disability or death of the Grantee, (A) Options granted to such Grantee, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one year after such termination, on which date they shall expire, and (B) Options granted to such Grantee, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

       (3) Unless the applicable Award Agreement provides otherwise, in the event of the termination of a Grantee's employment for Cause, all outstanding Options granted to such Grantee shall expire at the commencement of business on the date of such termination.

        (g)  EXERCISE PRIOR TO VESTING.

       The Committee may in its sole discretion provide at the time of grant of any Option that the Grantee may elect at any time during both (1) the term of such Option and (2) the period during which such Grantee is employed by or providing services to the Company or any of its Affiliates, that the Grantee may exercise all or any portion of such Option, including the unvested portion of such Option; PROVIDED, HOWEVER, that: (A) a Partial Exercise of such Option shall be deemed to cover first vested shares and then the earliest vesting installment of unvested shares; (B) any shares so purchased from installments which have not vested as of the date of exercise shall be subject to a repurchase option in favor of the Company, the terms of which shall be set forth in the Award Agreement evidencing such Option; (C) the Grantee shall enter into a form of early exercise stock purchase agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and (D) if such Option is an Incentive Stock Option, then, the maximum vesting provisions of Section 7(d)(2) shall continue to apply with respect to such shares.

        (h)  RESTRICTIONS ON TRANSFER.

       The Committee may in its sole discretion provide at the time of grant of any Option that, upon its exercise, the shares of Common Stock to be issued to the Grantee shall be subject to such restrictions on transfer as the Committee may determine are advisable.

    8.  RESTRICTED STOCK.

        (a)  ISSUE DATE AND VESTING DATE.

    At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. If the Grantee is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock shall be issued in accordance with the provisions of Section 8(e). Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 8(b) are satisfied, and except as provided in
    Section 8(g), upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of
    Section 8(c) shall lapse.

        (b)  CONDITIONS TO VESTING.

    At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

        (c)  RESTRICTIONS ON TRANSFER PRIOR TO VESTING.

       (1) Prior to the vesting of a share of Restricted Stock, no transfer of a Grantee's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Grantee.

       (2) Except as provided in the applicable award agreement relating to the Restricted Stock, a Grantee granted Restricted Stock will have (upon issuance of a stock certificate with respect to the shares of Restricted Stock) all the rights of a stockholder.

        (d)  DIVIDENDS ON RESTRICTED STOCK.

       The Committee in its discretion may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed.

        (e)  ISSUANCE OF CERTIFICATES.

       (1) Reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such shares were granted, evidencing such shares; provided that the Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

               THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE SCREAMINGMEDIA INC. 2000 EQUITY INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND THE COMPANY. A COPY OF THE PLAN AND AWARD AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF THE COMPANY, 601 WEST 26TH STREET, 13TH FLOOR, NEW YORK, NEW YORK 10001.

          Such legend shall not be removed until such shares vest pursuant to the terms hereof.

       (2) Each certificate issued pursuant to this Section 8(e), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company unless the Committee determines otherwise.

        (f)  CONSEQUENCES OF VESTING.

       Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 8(c) shall lapse with respect to such share. Reasonably promptly after a share of Restricted Stock vests, the Company shall cause to be delivered to the Grantee to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 8(e).

        (g)  EFFECT OF TERMINATION OF EMPLOYMENT.

       Subject to such other provision as the Committee may set forth in the applicable Award Agreement, and to the Committee's amendment authority pursuant to Section 3, upon the termination of a Grantee's employment for any reason, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Grantee and transferred to, and reacquired by, the Company. In the event of a forfeiture of shares pursuant to this Section 8(g), the Company shall repay to the Grantee (or the Grantee's estate) any amount paid by the Grantee for such shares. In the event that the Company requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

        (h)  SPECIAL PROVISIONS REGARDING RESTRICTED STOCK.

       Notwithstanding anything to the contrary contained herein, Restricted Stock granted pursuant to this Section 8 may be based on the attainment of Performance Goals. Such shares of Restricted Stock shall be released from restrictions only after the attainment of such Performance Goals has been certified by the Committee.

    9.  PHANTOM STOCK.

        (a)  VESTING DATE.

       At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 9(c) are satisfied, and except as provided in Section 9(d), upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

        (b)  BENEFIT UPON VESTING.

       Upon the vesting of a share of Phantom Stock, the Grantee shall be entitled to receive, within 30 days of the date on which such share vests, an amount, in cash or Common Stock, as determined by the Committee, equal to the sum of (1) the Fair Market Value of a share of Common Stock on the date on which such share of Phantom Stock vests and
       (2) the aggregate amount of cash dividends paid with respect to a share of Common Stock during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

        (c)  CONDITIONS TO VESTING.

       At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

        (d)  EFFECT OF TERMINATION OF EMPLOYMENT.

       Subject to such other provision as the Committee may set forth in the applicable Award Agreement, and to the Committee's amendment authority pursuant to Section 3, shares of Phantom Stock that have not vested, together with any dividends credited on such shares, shall be forfeited upon the Grantee's termination of employment for any reason.

        (e)  SPECIAL PROVISIONS REGARDING AWARDS.

       Notwithstanding anything to the contrary contained herein, the vesting of Phantom Stock granted pursuant to this Section 9 may be based on the attainment by the Company of one or more Performance Goals. No payment in respect of any such Phantom Stock award will be paid until the attainment of the respective performance measures have been certified by the Committee.

    10.  STOCK BONUSES.

    In the event that the Committee grants a Stock Bonus, a certificate for the shares of Common Stock comprising such Stock Bonus shall be issued in the name of the Grantee to whom such grant was made and delivered to such Grantee as soon as practicable after the date on which such Stock Bonus is payable.

    11.  OTHER AWARDS.

    Other forms of Awards ("Other Awards") valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Common Stock to be granted pursuant to such Other Awards and all other conditions of such Other Awards.

    12.  CHANGE IN CONTROL.

    Upon the occurrence of a Change in Control, Awards granted hereunder shall be assumed by any successor corporation or entity to the Company and Grantees shall be entitled to receive upon exercise or vesting of any Award, as the case may be, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a share of Common Stock was otherwise entitled to receive in the transaction constituting a Change in Control. In the event that any Award is not assumed in such transaction, then any portion of such Award that is not yet vested and/or exercisable shall become immediately vested and/or exercisable upon the occurrence of such Change in Control.

    In the event that, during the two-year period following a Change in Control, the employment or service of a Grantee is terminated either (i) by the Company or its successor without Cause or (ii) pursuant to a Constructive Termination, then any portion of an Award granted hereunder held by such Grantee that is not exercisable as of the effective date of such termination of employment or service shall become immediately vested and/or exercisable as of the effective date of such termination of employment and shall remain exercisable in accordance with the applicable Award Agreement.

    13.  RIGHTS AS A STOCKHOLDER.

    No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 4(b), no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

    14.  NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO AWARD.

    Nothing contained in the Plan or any Award Agreement shall confer upon any Grantee any right with respect to the continuation of employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate employment or to increase or decrease the compensation of the Grantee.

    No person shall have any claim or right to receive an Award hereunder. The Board's granting of an Award to a Grantee at any time shall neither require the Board to grant any other Award to such Grantee or other person at any time or preclude the Board from making subsequent grants to such Grantee or any other person.

    15.  SECURITIES MATTERS.

    (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

    (b) The transfer of any shares of Common Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Common Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Grantee may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

    16.  WITHHOLDING TAXES.

    Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever shares of Common Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Grantee to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Grantee may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Common Stock having a value equal to the amount of tax to be withheld or by agreeing to surrender to the Company shares of Common Stock owned by the Grantee for at least six months having a value equal to the amount of tax to be withheld. If shares are to be withheld by the Company for purposes of satisfying withholding obligations, the number of shares to be so withheld shall be calculated using the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to any Award, its exercise, or any payment or transfer in respect thereof. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award. The Committee may, in its sole discretion, authorize the Company to make or guarantee loans to Grantees to assist Grantees in satisfying such withholding obligation.

    17.  NOTIFICATION OF ELECTION UNDER SECTION 83(B) OF THE CODE.

    If any Grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

    18. NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER SECTION 421(B) OF THE CODE.

    Each Award Agreement with respect to an Incentive Stock Option shall require the Grantee to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

    19.  AMENDMENT OR TERMINATION OF THE PLAN.

    The Board may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent the Board determines that such approval is appropriate for purposes of satisfying applicable laws and regulations, including but not limited to Sections 162(m) or 422 of the Code or Rule 16b-3. Awards may be granted under the Plan prior to the receipt of such stockholder approval but each such grant shall be subject in its entirety to such approval and no award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. Nothing herein shall restrict the Board's ability to exercise its discretionary authority pursuant to Section 3, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Grantee, reduce the Grantee's rights under any outstanding Award.

    20.  TRANSFERS OF AWARDS.

    Except as otherwise determined by the Committee, and in any event in the case of an Incentive Stock Option, no Award granted under the Plan shall be transferable by a Grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Option may be exercised during the lifetime of the Grantee, only by the Grantee or, during the period the Grantee is under a legal disability, by the Grantee's guardian or legal representative.

    21.  EXPENSES AND RECEIPTS.

    The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Award will be used for general corporate purposes.

    22.  FAILURE TO COMPLY.

    In addition to the remedies of the Company elsewhere provided for herein, failure by a Grantee (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Grantee (or beneficiary) within 10 days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

    23.  APPLICABLE LAW.

    Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

    24.  GRANTEE RIGHTS.

    No Grantee shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Grantees. Except as provided specifically herein, a Grantee or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by any award until the date of the issuance of a Common Stock certificate to him or her for such shares.

    25.  UNFUNDED STATUS OF AWARDS.

    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

    26.  NO FRACTIONAL SHARES.

    No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Board shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

    27.  BENEFICIARY.

    A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee's estate shall be deemed to be the grantee's beneficiary.

    28.  INTERPRETATION.

    The Plan is designed and intended to comply with Rule 16b-3 and, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

    29.  SEVERABILITY.

    If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

    30.  EFFECTIVE DATE AND TERM OF PLAN.

    The Plan is effective as of the date on which the Plan is approved by the Board, or such other date as the Board may specify as the effective date, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

                              SCREAMING MEDIA INC.
                        601 West 26th Street, 13th Flor
                            New York, New York 10001

      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2002

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Kirk Loevner and Alan Ellman, and either of them, as Proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock of ScreamingMedia Inc. (the "Company") held of record by the undersigned as of the close of business on April 16, 2002, on behalf of the undersigned at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 601 West 26th Street, 13th Floor, New York, New York, 9:30 a.m., local time, on Tuesday, June 11, 2002, and at any adjournments or postponements thereof.

         When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR the three nominees of the Board of Directors listed in Proposal 1, FOR Proposal 2 and FOR Proposal 3. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. A stockholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the enclosed envelope.

                                                                   -------------
                     Please vote and sign on other side and         SEE REVERSE
                    return promptly in the enclosed envelope.           SIDE
                                                                   -------------

--------------------------------------------------------------------------------
|X|   Please mark your votes asin this example.


1. To elect three Class II Directors of the Company to serve until the 2005 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

Nominees: Alan Ellman, John Sculley, and Kevin O'Connor

                                 FOR      WITHHELD
                                 |_|        |_|

|_|___________________________    MARK HERE |_|
                                  FOR ADDRESS
                                  CHANGE AND
                                  NOTE BELOW

2.       To approve the Company's amendments to the 2000 Equity Incentive Plan.

                       FOR____     AGAINST ____     ABSTAIN ___

3. To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 2002.

                          FOR      WITHHELD      ABSTAIN
                          |_|        |_|           |_|


4. To consider and act upon any other matters that For all nominees except as noted above FOR ADDRESS may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's Annual Report to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:                                   Date:
          ----------------------------------      ---------------
Signature:                                   Date:
          ----------------------------------      ---------------

           If Held Jointly